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Exhibit 10.30

                              SETTLEMENT AGREEMENT


                  This Settlement Agreement ("Agreement") has been entered into by and between SteelCloud, Inc. (the "Company") and Briarcliff Investors LLC or its assigns ("Briarcliff" or "Warrant Holder"). Each of the foregoing parties are sometimes referred to hereinafter collectively as the "Parties", and each, individually, as a "Party".

                  WHEREAS, the parties seek at this time to resolve all of their disputes and differences concerning the exercise for cash of all of the 247,525 warrants held by the Warrant Holder ("Warrants").

                  NOW, THEREFORE, in consideration of the mutual promises made herein, it is hereby stipulated and agreed, by, between and among the parties as follows:

                  1. Reduction of Exercise Price and Delivery of Shares. The Company hereby agrees to reduce the exercise price of the Warrants from $3.64 per share to $2.9036 per share. Upon exercise of the Warrants or any portion thereof the Company will cause its transfer agent to issue and deliver such shares of common stock to Warrant Holder within three (3) business days, without any legends restricting the transfer of such shares, provided the registration statement described in Section 4 below is then effective.

                  2. Transfer of Warrants. The Company hereby agrees to allow Briarcliff to immediately transfer the Warrants to its affiliate WEC Asset Management LLC ("WEC") and WEC shall be listed as the selling security holder in the prospectus.

                  3. Immediate Exercise of Warrants. WEC agrees to exercise all of the Warrants for cash within three days of confirmation to WEC by the Company that the registration statement covering the resale of the shares issuable upon exercise of the Warrants is effective with the SEC. Upon such exercise WEC agrees to negotiate to sell the shares underlying the Warrants to a purchaser to be introduced to WEC by the Company.

                  4. Effectiveness of S-1 Registration Statement. The Company represents that its registration statement on Form S-1 (Reg. No. 333-36022) shall reflect the reduction in exercise price, such amendment to the registration statement reflecting the reduced exercise price will be filed with the SEC within four (4) business days from the date of this Agreement and will become effective immediately upon filing thereof with the SEC and shall use its best efforts to keep such registration statement effective until all of the shares of common stock underlying the Warrants have been sold or transferred by the Warrant Holder.

                  5. Opinion of Counsel. The Company agrees, if required, to "promptly" provide an opinion from its counsel concerning the transferability of the shares of common stock underlying the Warrants when such shares are presented for sale and a request for such opinion is received from the Company's transfer agent in accordance with the terms of this Agreement and all applicable federal and state laws.

                  6. Cashless Exercise. In the event that the registration statement is no longer effective at anytime after the execution of this Agreement, the Warrant Holder shall be allowed to exercise the Warrants on a "cashless" basis, in accordance with the previously executed Redemption Agreement dated July 26, 2001 ("Redemption Agreement").

                  7. Mutual General Release. By reason of this Agreement, the parties expressly acknowledge, agree and stipulate that neither SteelCloud or Briarcliff owes any sums to the other, pursuant to the Agreement or otherwise arising out of acts or omissions occurring through the date of this Agreement, and neither SteelCloud nor Briarcliff have any claim or cause of action against the other arising out of, pursuant to, or in connection with, the Redemption Agreement, the Warrants or otherwise through and as of the date hereof.

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         (i)      Briarcliff fully and forever releases, acquits and discharges
                  SteelCloud and its officers, directors, employees, subsidiaries and other affiliates from any and all manner of actions and causes of action, suits, choses in action, contracts, covenants, claims, bonds, bills, debts, dues, sums of money, obligations, judgments, executions, damages, demands and rights whatsoever, in law or in equity, now existing or which may hereafter accrue in favor of Briarcliff by reason of, arising out of, or in connection with, the Redemption Agreement, the transactions contemplated thereby, the Warrants, any private or open market purchases or sales of SteelCloud's common stock, and/or by reason of any other matter, cause or thing whatsoever arising out of acts or omissions occurring through the date of this Agreement.

         (ii) SteelCloud hereby fully and forever releases, acquits and discharges Briarcliff and its officers, directors, employees, subsidiaries and other affiliates from any and all manner of actions and causes of action, suits, choses in action, contracts, covenants, claims, bonds, bills, debts, dues, sums of money, obligations, judgments, executions, damages, demands and rights whatsoever, in law or in equity, now existing or which may hereafter accrue in favor of SteelCloud by reason of, arising out of, or in connection with, the Redemption Agreement, the transactions contemplated thereby, and/or by reason of any other matter, cause or thing whatsoever arising out of acts or omissions occurring through the date of this Agreement.

                  8. No Admission of Liability. Nothing contained in this Agreement or the existence of this Agreement is to be understood as an admission by the Company of any violation of the Redemption Agreement or any provision of the Warrants or any federal, state or local law or regulation, or the common law.

                  9. Severability. The provisions of this Agreement are severable. If any part or provision of this Agreement is determined to be unenforceable or void, the remainder of its terms shall remain fully valid and enforceable.

                  10. Complete Agreement. The Parties acknowledge and agree that this Agreement constitutes the complete agreement between them regarding the subject matter contained herein; that it fully supersedes any and all prior contracts, agreements or understandings between the Company and Briarcliff regarding the subject matter herein that none of its provisions may be waived except by express written agreement between them; and that no oral modification of this Agreement is permissible.

                  11. Applicable Law; Venue. Anything in the Agreements to the contrary notwithstanding, this Agreement shall be governed by and construed and enforced in accordance with and subject to the laws of the State of New York, and any and all actions brought under this Agreement shall be brought in the state and/or federal courts of the United States sitting in the City of New York, State of New York.

                  12. Counterparts. This Agreement may be executed in counterparts. Each counterpart shall be deemed an original and when taken together with the other signed counterpart shall constitute one fully executed Agreement.



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         IN WITNESS WHEREOF, the Parties have executed and delivered this
Agreement, the date and year first above written.

Dated: November 20, 2003                    STEELCLOUD, INC.


                                            By: /s/ Kevin Murphy
                                                ----------------------------
                                            Name: Kevin Murphy
                                            Title: VP Finance


Dated: November 20, 2003                    BRIARCLIFF INVESTORS LLC



                                            By: /s/ Daniel Saks
                                                ----------------------------
                                            Name: Daniels Saks
                                            Title: Managing Member


Dated: November 20, 2003                    WEC ASSET MANAGEMENT LLC


                                            By: /s/ Ethan Benovitz
                                                ----------------------------
                                            Name: Ethan Benovitz
                                            Title: Managing Member